Capital Appreciation Portfolio
a portfolio of Fortis Advantage Portfolios, Inc.
October 9, 2000
Supplement to Fortis Stock Funds Prospectus Dated
January 1, 2000

* The following information regarding a change in the day-to-day management of Capital Appreciation
     Portfolio replaces the information currently appearing under the heading "Portfolio Managers--
     Capital Appreciation Portfolio" on page 27.

As of October 9, 2000, Lucinda S. Mezey, Diane M.
Gotham and Michael J. Romanowski are primarily responsible for the day-to-day management of the Fund.

* The following is also added to the section entitled
  "Portfolio Managers" on page 27.

  * Ms. Gotham has been a Vice President of Advisers since 1998, prior to which she was a securities analyst for Advisers since 1994.










OT-SRI 515710